EXHIBIT 10.7

                               SEVERANCE AGREEMENT
                               -------------------



     This Severance Agreement (this "Agreement") is made this 2nd day of July, 1999, by and between Nancy J. Pollick (hereinafter "Pollick") and American Bingo & Gaming Corp. (hereinafter "ABG").

     WHEREAS  Pollick  is  an  employee  and  an  officer  of  ABG;

     WHEREAS Pollick and ABG have made a joint determination that, subject to certain terms of separation being agreed to between Pollick and ABG, it may be in the best interest of Pollick and ABG for Pollick to terminate her employment with ABG; and

     NOW, THEREFORE, in consideration of the mutual promises contained herein and the terms set forth below, the parties agree as follows:

     1.   Resignation.  Pollick  hereby  resigns from any and all positions held
          -----------
          with ABG and its subsidiaries (if any). Furthermore, Pollick agrees not to seek or accept employment with ABG or any of its subsidiaries for a period of two years from the date hereof.

     2.   Employment Agreement. The Employment Agreement between Pollick and ABG
          ---------------------
          dated November 2, 1998 is hereby terminated and neither party shall have any further obligations thereunder.

     3.   Severance Payment.  ABG does hereby agree to pay to Pollick,  no later
          ------------------
          than two business days following the date of this Agreement, $70,000 as a severance payment. The parties further agree that Pollick shall not receive, and shall not be entitled to, any further severance benefits.

     4.   Confidentiality.  Pollick hereby  acknowledges,  represents and agrees
          ---------------
          that she will maintain the confidentiality of all information obtained regarding ABG, including but not limited to its operations, management, financial matters, plans and other material data, and that she will not in any fashion, form or manner, either directly or indirectly, divulge, disclose or communicate to any person, firm, corporation or other business entity, in any manner whatsoever, any such confidential information concerning ABG. However, Pollick may disclose any information required by law or regulatory agency.

     5.   Indemnification.  ABG agrees to indemnify  and hold  Pollick  harmless
          ---------------
          from and against any and all costs, judgments, expenses, attorney's fees, damages or liabilities whatsoever relating to any and all claims that may be brought against Pollick in connection with her position as an officer of ABG to the fullest extent authorized by Delaware law as provided in paragraph 7 of the Certificate of Incorporation of ABG, as amended October 17, 1994.

     6.   Governing Law. This  Agreement  shall be governed by and construed and
          --------------
          enforced in accordance with the laws of the State of South Carolina.

     7.   Severability. If any provision of this Agreement or any portion of any
          ------------
          provision of this Agreement is at any time deemed or declared void, voidable or unenforceable, then such provision or portion of such provision is severable from the remainder of this Agreement and the remainder of this Agreement shall be fully enforced.

     8.   Further  Assurances.  The  parties  shall  from time to time  promptly
          ------------------
          execute and deliver such further instruments, documents or papers and perform all acts necessary or proper to carry out and effect the terms and provisions of this Agreement.

     9.   Counterparts and Fax Signature Pages. It is understood and agreed that
          --------------------------------------
          this Agreement may be executed in duplicate counterpart originals, each of which shall be deemed an original for all purposes. Signatures need not be in original and a facsimile and/or copy bearing a copied or facsimile signature shall suffice as a binding signature for this Agreement.

     10.  Supersedes  Prior  Agreements.  It is understood  and agreed that this
          -----------------------------
          Agreement contains the entire agreement between the parties and supersedes any and all prior agreements and arrangements or understandings between the parties relating to the subject matter hereof. No oral understanding, statements, promises or inducements contrary to the terms of this Agreement exist. This Agreement cannot be changed or terminated orally.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

WITNESSES:


     /s/  George  Harrison  Jr.           /s/  Nancy  J.  Pollick
     --------------------------           -----------------------
                                               Nancy  J.  Pollick

WITNESSES:                                AMERICAN  BINGO  &  GAMING  CORP.


     /s/  Daniel  J.  Fritze              By:     /s/  Daniel  W.  Deloney
     -----------------------                      ------------------------------
                                          Name:        Daniel  W.  Deloney
                                                  ------------------------------
                                          Title:  Vice  Chairman  of  the  Board
                                                  ------------------------------